Exhibit 10.37

                  FOURTH AMENDMENT (this "Amendment"), dated as of April 17 1998, to the Revolving Credit Agreement (as amended and modified to the date hereof, the "Revolving Credit Agreement"), dated as of January 25, 1994, between The Talbots, Inc. (the "Borrower"), and The Sakura Bank, Limited, New York Branch (the "Bank").


                                   WITNESSETH:

                  WHEREAS, the parties hereto are parties to the Revolving Credit Agreement and wish to amend the Revolving Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Unless otherwise indicated, capitalized terms used herein and defined in the Revolving Credit Agreement shall have the respective meanings ascribed thereto in the Revolving Credit Agreement.


                                   ARTICLE II

                                    AMENDMENT

                  Subject to the  satisfaction  of the  conditions  set forth in
Article IV, the Revolving Credit Agreement shall be amended as follows:

                  SECTION 2.01. Amendment to Recital. The Recital is amended by replacing the words "Ten Million United States Dollars (U.S. $10,000,000)" with the words "Sixteen Million United States Dollars (U.S. $16,000,000)".

                  SECTION 2.02. Amendments to Section 1. Section 1 is amended by
(a) replacing the amount "$10,000,000" with the amount "$16,000,000" in the definition of "Available Amount" and (b) replacing the words "Ten Million United States Dollars (U.S. $10,000,000)" with the words "Sixteen Million United States Dollars (U.S. $16,000,000)" in the definitions of Commitment and Revolving Credit Facility.

                  SECTION 2.03. Amendment to Schedule C. Schedule C is amended by replacing the amount "$10,000,000" with the amount "$16,000,000".


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01. The Borrower represents and warrants to the Bank as follows:

                  (a) the Borrower is a company incorporated with limited liability duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to make and perform this Amendment, and to perform the Revolving Credit Agreement as amended hereby, and any of the certificates, instruments or agreements herein or therein referred to insofar as they pertain to the Borrower and has taken all necessary corporate actions to authorize the execution, delivery and performance of this Amendment and all of the aforesaid documents;

                  (b) each officer or attorney-in-fact of the Borrower who has executed and delivered this Amendment and the documents referred to in paragraph
(a) above was duly authorized to execute and deliver the same on behalf of the Borrower;

                  (c) this Amendment has been duly executed and delivered by the Borrower and this Amendment, and the Revolving Credit Agreement as amended hereby, each constitute legal, valid and binding obligations of the Borrower enforceable in accordance with its terms (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles);

                  (d) neither the execution nor delivery of this Amendment, nor the transactions herein contemplated, nor compliance with the terms, conditions and stipulations hereof, nor performance or observance of the terms and conditions of the Revolving Credit Agreement as amended hereby, will:

                           (i) contravene any provision of any law, statute, decree, rule or regulation to which the Borrower is subject, or any judgment, decree, franchise, order or permit applicable to either of them; or

                           (ii) conflict, or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the property or assets of the Borrower, pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument, to which the Borrower is a party or subject, or by which the Borrower or its assets may be bound; or

                           (iii) cause any limit or restriction on the borrowings or chargings of the Borrower, or any other limitation or restriction on the Borrower (whether imposed by statute, regulation, agreement, or otherwise) to be exceeded or contravened; or

                            (iv) violate any provision of the Certificate of Incorporation or By-laws of the Borrower;

                  (e) the Borrower has received or obtained every authorization, consent and approval of or exemption by, any governmental or public body or authority required to authorize, or required in connection with, the execution, delivery and performance of this Amendment or the taking of any action hereby contemplated, or the performance of the Revolving Credit Agreement as amended hereby, and every such authorization, consent and approval, or execution is in full force and effect;

                  (f) it is not necessary under the laws of Japan, the United States of America or any political sub-division or authority thereof or therein in order to ensure the validity, effectiveness and enforceability of this Agreement, and the Revolving Credit Agreement as amended hereby, as against all persons and to make the same enforceable and admissible in evidence in the courts of competent jurisdiction in Japan, the United States of America or any political sub-division or authority thereof or therein, that this Agreement or any other instrument relating thereto be filed, registered or recorded in any public office or elsewhere in any manner.


                                   ARTICLE IV

                           CONDITIONS TO EFFECTIVENESS

                  SECTION  4.01.  Conditions.  The  amendments  contemplated  by
Article II hereof shall be effective on the date (the "Amendment Date") when the Bank has received all of the following documents, each of which shall be in form and substance satisfactory to the Bank:

                  (a) counterparts of this Amendment duly executed and delivered by the Borrower;

                  (b) such evidence (in the form of a resolution, by-law or otherwise) as is valid under the laws of the State of Delaware to verify the authority of the Borrower to executed and deliver this Amendment and a power of attorney, resolutions or other evidence of the authority of the person named therein to sigh this Amendment and any other document required to be given by the Borrower pursuant to this Amendment on behalf of the Borrower legally to bind the Borrower;

                  (c) specimen signature, certified by an appropriate officer of the Borrower, of the person referred to in paragraph (b) above;

                  (d) copies (certified to be true copies and then currently in full force and effect by an appropriate officer of the Borrower) of all governmental approvals, authorizations, consents and licenses necessary, if any, in connection with the execution or performance by the Borrower of this Amendment or the performance by the Borrower of the Revolving Credit Agreement, as amended hereby, or in connection with the payment or remittance by the Borrower of any amounts pursuant thereto;

                  (e) an opinion of counsel to the Borrower with respect to such matters as the Bank shall reasonably request;

                  (f) a certificate, signed by an officer of the Borrower stating that each of the conditions specified in this Section 4.01 have been met;

                  (g) a certificate signed by an officer of the Borrower stating that (i) immediately after giving effect to this Amendment, no Event of Default, an no event which with notice or the passing of time or both would constitute an Event of Default, shall have occurred and be continuing, (ii) the representations and warranties contained in this Amendment and Section 8 of the Revolving Credit Agreement are true and correct on and as of the Amendment Date as if made on and as of the Amendment Date, and (iii) Borrower has paid all costs, accrued and unpaid fees and expenses referred to in Section 5.03 hereof; and

                  (h) such other documents as the Bank shall reasonably request in writing.


                                    ARTICLE V

                                  MISCELLANEOUS

                  SECTION 5.01. References. Commencing on the Amendment Date each reference to the Revolving Credit Agreement contained in the Revolving Credit Agreement and in any related documents shall be deemed to refer to the Revolving Credit Agreement as amended hereby.

                  SECTION 5.02. Effectiveness of Revolving Credit Agreement. Except as expressly amended hereby, the Revolving Credit Agreement shall remain unmodified and in full force and effect.

                  SECTION 5.03. Expenses . The Borrower agrees to pay on demand all out-of-pocket costs and expenses incurred by the Bank in connection with the administration, modification and amendment of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Amendment, and all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

                  SECTION 5.04. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 5.05. Governing Law, Jurisdiction; Severability. (a) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  (b) The Borrower hereby irrevocably agrees that any legal action of proceedings arising out of or relating to this Amendment may be brought against the Borrower in any New York State of Federal court located in the Borough of Manhattan in New York City. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue in any such court of any such proceedings and hereby irrevocably submits to the non-exclusive jurisdiction of each such court in any such proceedings. The Borrower hereby irrevocably designates, appoints and empowers, in connection with proceedings in any New York State of Federal court located in the Borough of Manhattan in New York City, CT Corporation System of which address at the date hereof is 1633 Broadway, New York, New York 10019 or such other address in New York City as the Borrower may hereafter notify the Bank in writing, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such proceedings in any such court. Nothing herein shall affect the right of the Bank to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction or to serve process in any other manner permitted by law.

                  (c) In case one or more of the provisions contained in this Amendment shall be deemed to be invalid, illegal or unenforceable in any respect under any applicable law, the other provisions contained herein shall not in any way be affected or impaired thereby.

                  SECTION 5.06. Titles and Headings. The titles and headings of sections of this Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provisions of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          THE TALBOTS, INC.


                     By:  EDWARD L. LARSEN
                        --------------------------------------------------------
                        Name:    Edward L. Larsen
                        Title:   Sr. Vice President, Finance & CFO


                        THE SAKURA BANK, LIMITED,
                        NEW YORK BRANCH


                     By:  KEIJI KANAI
                        --------------------------------------------------------
                        Name:    Keiji Kanai
                        Title:   Vice President and
                                 Senior Manager